Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact: Robert Leonard Executive Vice President (518) 381-3693

TrustCo to Release First Quarter
2023 Results on April 24, 2023;
Conference Call on April 25, 2023

FOR IMMEDIATE RELEASE:

Glenville, New York – April 11, 2023

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that it will release first quarter 2023 results after the market close on April 24, 2023.  Results are released on the 21st of the reporting months (January, April, July and October), or on the next day that equity markets are open if the 21st falls on a Friday, weekend or holiday.  A conference call to discuss the results will be held at 9:00 a.m. Eastern Time on April 25, 2023.  Those wishing to participate in the call may dial toll-free for the United States at 1-833-470-1428, and for Canada at 1-833-950-0062, Access code 576267.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, for Canada at 1-226-828-7578, and all other locations at +44-204-525-0658, Access code 635945.

The call will also be audio webcast at https://events.q4inc.com/attendee/162588284, and will be available for one year.  The earnings press release will be posted on the Company’s Investor Relations website at: https://trustcobank.q4ir.com/corporate-overview/corporate-profile/default.aspx.  Other information, including the Company’s most recent annual report, proxy statement and filings with the Securities and Exchange Commission can also be found at this website.

TrustCo Bank Corp NY is a $6.0 billion savings and loan holding company and through its subsidiary, Trustco Bank, operates 143 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.  For more information, visit www.trustcobank.com.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services.

The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.

Forward-Looking Statements

All statements in this news release that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future developments, results or periods. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements. Examples of these include, but are not limited to: the effects of inflation and inflationary pressures and changes in monetary and fiscal policies and laws, including increases in the Federal funds target rate by, and interest rate policies of, the Federal Reserve Board; changes in and uncertainty related to benchmark interest rates used to price loans and deposits; the geopolitical and macroeconomic impact of the war in Ukraine; the impact of the actions taken by governmental authorities to contain the COVID-19 pandemic or address the impact of the pandemic on the economy; the risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q; the other financial, operational and legal risks and uncertainties detailed from time to time in TrustCo’s cautionary statements contained in its filings with the Securities and Exchange Commission; and the effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers.  The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this news release. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.